UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 17, 2021
Date of Report (date of earliest event reported)
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BUNGE LIMITED
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)
1391 Timberlake Manor Parkway Chesterfield, MO 63017
(Address of principal executive offices and zip code)
(314) 292-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 17, 2021, the Human Resources and Compensation Committee (the “Compensation Committee”) of the Bunge Limited (“Bunge” or the “Company”) Board of Directors approved an amendment to the terms of Mr. Brian Zachman’s employment agreement to extend the term of the agreement from December 31, 2021 until December 31, 2022 on the same terms and conditions, provided that: from January 1, 2022 through March 31, 2022, Mr. Zachman will ensure a smooth transition of his responsibilities to other members of the senior executive team, and per the terms of his employment agreement he will receive a pro-rated, long-term incentive award in March 2022 with a fair market value of $500,000 under the Company’s equity program. Further, effective April 1, 2022 through December 31, 2022 Mr. Zachman will become a risk management advisor to the Company’s Chief Executive Officer. The compensation arrangements and other terms applicable to Mr. Zachman’s anticipated services as an advisor to the Chief Executive Officer include a base salary of $10,000, payable monthly, from April 1, 2022 through December 31, 2022. The Compensation Committee will determine whether Mr. Zachman will receive any incentive compensation for any period of his employment following 2021. Mr. Zachman will cease to be an Executive Officer of the Company pursuant to Item 401(b) of Regulation S-K effective January 1, 2022.
“We are incredibly grateful for the contributions Brian has made as we moved to a more global operating model. His insights helped strengthen our value chain approach, which has improved our risk management and driven a focus on earnings at risk,” said Greg Heckman, Chief Executive Officer. “When he rejoined Bunge in 2019, Brian committed to working with us for three years. In this time, he has strengthened our foundation in risk management, which will help ensure Bunge reaches its full potential.”

Item 9.01 - Financial Statements and Exhibits.
(d):     Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2021

BUNGE LIMITED

By:	/s/ Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Vice President, Deputy General Counsel, Corporate Secretary